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                                                                   Exhibit 10.20

                                AMAZON.COM, INC.

                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN
            (AS OF DECEMBER 20, 1996 FOR AMENDED AND RESTATED GRANTS)

         AMAZON.COM, INC., a Delaware corporation (the "Company"), hereby establishes and sets forth the terms of the AMAZON.COM, INC. AMENDED AND RESTATED 1994 STOCK OPTION PLAN (the "Plan"), which for reference purposes shall be dated September 15, 1994.

1. PURPOSE OF PLAN

         The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering opportunities to employees, directors, officers, consultants, advisors and independent contractors of the Company and any Affiliate of the Company (as defined below) to participate in the success and growth of the Company and to encourage them to remain in the service of the Company. This Plan will seek to accomplish this purpose by providing for the grant to such persons of options to acquire shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). Options granted hereunder may be issued as "incentive stock options" as such term is defined in Section 422 of the Internal Revenue Code of 1986, as the same may be amended from time to time (the "Code"). The Plan and each such "incentive stock option" are intended to comply with all of the requirements of said Section 422, and of all other provisions of the Code applicable to "incentive stock options" and to plans issuing the same (hereinafter referred to as "Incentive Stock Options"). Options granted hereunder also may be issued as nonqualified stock options not intended to qualify as Incentive Stock Options (hereinafter referred to as "Nonqualified Stock Options").

2. ADMINISTRATION OF THE PLAN

         2.1. The Plan shall be administered by the Board of Directors of the Company (the "Board") unless a committee of the Board is appointed in accordance with Section 2.2 or 2.4 below (the Board, or such committee, if appointed, will be referred to in this Plan as the "Administrative Committee").

         2.2. The Board may at any time appoint a committee, consisting of not less than two of its members, to administer this Plan on behalf of the Board in accordance with such terms and conditions not inconsistent with this Plan as the Board may prescribe. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the
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committee and appoint additional members, remove members (with or without cause)
and appoint new members in their place, fill vacancies however caused, and/or remove all members of the committee and thereafter directly administer this Plan.

         2.3. A majority of the members of the Administrative Committee shall constitute a quorum, and, subject to the limitations in this Section 2, all actions of the Administrative Committee shall require the affirmative vote of members who constitute a majority of such quorum. Members of the Administrative Committee may vote on any matters affecting the administration of this Plan or the grant of stock options pursuant to this Plan, except that no such member shall act upon the granting of a stock option to himself or herself (but any such member may be counted in determining the existence of a quorum at any meeting of the Administrative Committee during which action is taken with respect to the granting of a stock option to him or her).

         2.4. Notwithstanding the foregoing provisions of this Section 2, if and so long as the Company has registered any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Board shall consider in selecting the Administrative Committee and the membership of any committee acting as Administrative Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate.

         2.5. The following provisions shall apply to the Administrative
Committee:

          2.5.1 The Administrative Committee shall have the authority (a) to administer this Plan in accordance with its express terms; (b) to determine all questions arising in connection with the administration, interpretation, and application of this Plan, including all questions relating to the value of the Common Stock; (c) to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan; (d) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; (e) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of employment for purposes of this Plan; and (f) to make all other determinations necessary or advisable for administration of this Plan.

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          2.5.2 Exercise of the foregoing authority by the Administrative
Committee shall be consistent with the intent that the Incentive Stock Options issued under this Plan be qualified under the terms of Section 422 of the Code (including any amendments thereto and any similar successor provision).

          2.5.3 All determinations made by the Administrative Committee in good faith on matters referred to in this Section 2.5 shall be final, conclusive, and binding upon all persons. The Administrative Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan.

3. ELIGIBILITY

         3.1. An individual shall be eligible to participate in this Plan provided that such individual is (a) an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or an Affiliate and (b) selected by the Administrative Committee to receive one or more stock options under this Plan. Each person so selected by the Administrative Committee shall sometimes hereinafter be referred to as an "Optionee." No person shall be eligible to be granted an Incentive Stock Option hereunder unless such person is then a bona fide employee of the Company or an Affiliate.

         3.2. As used in this Plan, an "Affiliate" of a corporation shall refer to a "parent corporation" of such corporation as described in Section 424(e) of the Code or a "subsidiary corporation" of such corporation as described in
Section 424(f) of the Code.

         3.3. No stock option shall be granted hereunder to any person who is not a resident of the State of Washington unless the Administrative Committee shall have determined, based on the advice of counsel, that the grant of such Incentive Stock Option (and the exercise thereof by the Optionee) will not violate the securities laws of the state where the Optionee resides.

4. AUTHORIZED SHARES

         The aggregate number of shares of Common Stock reserved for issuance upon exercise of stock options granted under this Plan shall be Three Million Two Hundred Thousand (3,200,000). This number shall be subject to any adjustment required or permitted pursuant to the provisions of Section 10 below. If any stock option granted under the terms of this Plan shall expire or terminate for any reason without having been exercised in full and/or shares of Common Stock subject to repurchase are repurchased by the Company, the unpurchased shares of Common Stock formerly

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subject to such stock option, or such repurchased shares, shall again be available for purposes of this Plan.

5. OPTION TERMS

         5.1. With respect to each stock option to be granted to an Optionee selected by the Administrative Committee in accordance with Section 3 above, the Administrative Committee shall appropriately designate such options as Incentive Stock Options or as Nonqualified Stock Options and shall specify the following terms:

                  5.1.1 The number of shares of Common Stock subject to such stock option.

                  5.1.2 The date on which the grant of such stock option shall be effective (the "Date of Grant").

                  5.1.3 The period of time during which such stock option shall be exercisable, which, in the case of an Incentive Stock Option, shall in no event be more than ten (10) years following its Date of Grant; provided, however, if such Incentive Stock Option is granted to an Optionee who on the Date of Grant owns, either directly or indirectly within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate of the Company, the period of time during which such Incentive Stock Option shall be exercisable shall in no event be more than five (5) years following its Date of Grant.

                  5.1.4 The price or prices at which such stock option shall be exercisable by the Optionee (the "Option Price"); provided, however, that, in the case of an Incentive Stock Option, the Option Price shall in no event be less than the fair market value, on the Date of Grant, of the shares of Common Stock subject thereto; and provided, further, that, if, in the case of an Incentive Stock Option, such Incentive Stock Option is granted to an Optionee who on the Date of Grant owns, either directly or indirectly within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate of the Company, then the Option Price shall be at least one hundred ten percent (110%) of the fair market value, on the Date of Grant, of the Common Stock subject thereto.

                  5.1.5 The Administrative Committee shall have complete discretion with respect to the terms of any vesting schedule pursuant to which the right of the Optionee to exercise such stock option shall be contingent, including, without limitation, discretion (a) to allow full and immediate vesting following the Date of

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Grant of a stock option, (b) to permit partial vesting in stated percentage amounts based on the length of the holding period of the stock option, or (c) to permit full vesting after a stated holding period has passed. Following termination of an Optionee's employment or services with the Company, a stock option that is subject to vesting under this Section 5.1.5 shall not vest further on account of the holding period thereof subsequent to such date of termination unless the Administrative Committee determines otherwise.

                  5.1.6 Whether shares of Common Stock acquired upon exercise of such stock option will be subject to repurchase in accordance with Section 11 below.

                  5.1.7 Such other terms and conditions as the Administrative Committee deems advisable and as are consistent with the terms and conditions of this Plan, including, without limitation, any alternate repurchase provisions to those set forth in Section 11 below.

         5.2. Notwithstanding any provision of this Section 5 to the contrary, no Incentive Stock Option shall be granted hereunder after the date immediately preceding the tenth (10th) anniversary of the date this Plan is adopted by the Board. Except as expressly provided herein, nothing contained in this Plan shall require that the terms and conditions of stock options granted hereunder be uniform.

         5.3. Each stock option shall require that, unless the Common Stock shall at such time be publicly traded, as a condition to exercise by the Optionee of the stock option, the Optionee shall execute and deliver to the Company the Shareholders Agreement in substantially the form attached hereto as Exhibit A, as the same may have been amended through the date of exercise of such stock option, or a counterpart thereof (the "Shareholders Agreement"), together with, unless the Optionee is unmarried, a spousal consent in the form attached hereto, unless the Optionee has previously executed and delivered such documents and they are in effect at the time the Optionee exercises the option.

6. LIMITATION ON EXERCISE OF OPTIONS

         To the extent the aggregate fair market value of the Common Stock with respect to which, during any calendar year, one or more Incentive Stock Options under this Plan (and/or one or more options under any other plan maintained by the Company or any of its Affiliates for the granting of options intended to qualify under Section 422 of the Code) are exercisable for the first time by an Optionee exceeds One Hundred Thousand Dollars and 00/100 ($100,000.00) (said value to be determined as of the respective Dates of Grant of such options), such portion in excess of One Hundred Thousand Dollars and 00/100 ($100,000.00) shall be subject to delayed

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exercisability or treated as a Nonqualified Stock Option, as set forth by the
Administrative Committee in the agreement(s) evidencing the stock option.

7. EXERCISE OF OPTION

         Subject to Section 6 above and any terms of a stock option specified pursuant to Section 5 above, an Optionee or the Qualified Successor of an Optionee pursuant to Sections 8.2 and 8.3 below may exercise a stock option or any part thereof (unless partial exercise is specifically prohibited by the terms of the stock option), by giving written notice thereof to the Company at its principal place of business. Such notice shall include a written representation that the shares to be acquired will be acquired and held for investment, and not for resale or distribution, and shall be accompanied by any documents required by Section 5.3 above. Such notice shall also include full payment of the Option Price to the extent the stock option is so exercised and any withholding tax obligation that may arise in connection with such exercise. Such payment shall be in lawful money of the United States and shall be payable in cash or by certified or cashier's check; provided, however, that in the discretion of the Administrative Committee, such payment may be made, in whole or in part, in shares of Common Stock or in any other form approved by the Administrative Committee. Following the exercise of a stock option, the Administrative Committee shall cause the information statement required by
Section 6039 of the Code to be furnished to the Optionee within the time and in the manner prescribed by law.

         The Company or any related corporation may require an Optionee holding a stock option to pay the Company the amount of any taxes required by any government to be withheld or otherwise deducted and paid with respect to such stock option. Subject to the Plan and applicable law and unless the Administrative Committee determines otherwise, the Optionee may satisfy these withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock from the shares otherwise issuable to such Optionee or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the fair market value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to the exercise of a stock option or from any cash amounts otherwise due or to become due from the Company to the Optionee an amount equal to such taxes.

8. TRANSFERABILITY OF OPTIONS

         8.1. Except to the extent permitted by Section 422 of the Code and by the Administrative Committee, and except as provided in Sections 8.2, 8.3, and
8.4 below,

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no stock option shall be transferable or exercisable by any person other than the Optionee to whom such stock option was originally granted.

         8.2. In the event of the demise of an Optionee while in the employ of the Company, any stock options held by the Optionee shall pass to the person or persons entitled thereto pursuant to the will of the Optionee or applicable laws of descent and distribution (such person or persons are sometimes herein referred to collectively as the "Qualified Successor" of the Optionee). Any right under any stock option which the Optionee could have exercised immediately prior to the date of his or her demise shall, subject to Section 9 below, be exercisable by the Qualified Successor for a period of up to one (1) year following such demise.

         8.3. In the event of the demise of an Optionee, following termination of the Optionee's employment or services for the Company on account of Disability, but prior to the expiration of the period of up to one (1) year specified in Section 9.3 below, any right under any stock option which the Optionee could have exercised immediately prior to the date of his or her demise shall, subject to Section 9 below, pass to and be exercisable by the Qualified Successor of the Optionee until the expiration of such period of up to one (1) year following the date of demise of the Optionee. The term "Disability" refers to a condition resulting from injury or illness to the Optionee which prevents the Optionee from performing the duties of the Optionee as previously performed, and could be reasonably expected to perform on behalf of the Company, for a period of 365 consecutive days. Disability shall be deemed to occur on the first day following the initial 365 day period. In the event that a disabled Optionee returns to the performance of his or her employment or services for the Company within the disability period, but can fully perform the employment or services for less than thirty (30) days, and then relapses to his or her disability, the disability period shall not be considered to have been interrupted.

         8.4. In the event of the demise of an Optionee, following termination of the Optionee's employment or services for the Company for any reason other than Disability but prior to the expiration of the three (3) month period specified in Section 9.4 below, any right under any stock option which the Optionee could have exercised immediately prior to the date of his or her demise shall, subject to Section 9 below, pass to and be exercisable by the Qualified Successor of the Optionee until the expiration of such period of up to one (1) year following the date of termination of the Optionee's employment or services with the Company.

         8.5. In the event that two or more persons constitute the Qualified Successor of an Optionee, all rights of such Qualified Successor shall be exercisable, if at all, by the unanimous agreement of such persons.

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         9. TERMINATION OF OPTIONS

         To the extent not earlier exercised, a stock option shall terminate at the earliest of the following dates:

         9.1. The date specified in such stock option, which date shall not be extended for any reason;

         9.2. A period of up to one (1) year following the date of termination of the Optionee's employment or services on behalf of the Company on account of such Optionee's demise;

         9.3. A period of up to one (1) year following the date of termination of the Optionee's employment or services on behalf of the Company on account of such Optionee's Disability, as defined in Section 8.3 above.

         9.4. A period of up to three (3) months following the date of termination of the Optionee's employment or services on behalf of the Company for any reason other than the Optionee's demise or Disability;

         9.5. The date of any sale, transfer or hypothecation, or any attempted sale, transfer or hypothecation, of such stock option, by the Optionee or his or her Qualified Successor, except as expressly permitted by the Administrative Committee pursuant to Section 8.1;

         9.6. The date of filing of a voluntary or involuntary petition under the bankruptcy laws of the United States, or under the insolvency laws of any state, for the estate of the Optionee or his or her Qualified Successor; and

         9.7. The date specified in Section 10.2 below for such termination in the event of a Terminating Event (as defined in Section 10.2 below).

10. ADJUSTMENTS TO OPTIONS

         10.1. In the event that there is a material alteration in the capital structure of the Company on account of a reorganization, merger, capitalization, stock split, reverse stock split, stock dividend or otherwise, then the Administrative Committee shall make such adjustments to this Plan and to the stock options then outstanding and thereafter granted under this Plan as the Administrative Committee determines to be appropriate and equitable under the circumstances. Such adjustments may include, without limitation (a) a change in the number or kind of shares of stock of the Company covered by such stock options, and/or (b) a change in the Option Price

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payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing stock options shall not be altered, it being intended that any adjustments made with respect to such stock options shall apply only to the price per share and the number of shares subject thereto. For purposes of this Section 10.1, neither (i) the issuance of additional shares of Common Stock or other securities of the Company in exchange for adequate consideration (including services), nor (ii) the conversion into Common Stock of any securities of the Company now or hereafter outstanding, shall be deemed material alterations in the capital structure of the Company. In the event the Administrative Committee shall determine that the nature of a material alteration in the capital structure of the Company is such that it is not feasible or advisable to make adjustments to this Plan or to the stock options granted hereunder, such event shall be deemed a Terminating Event as defined in Section 10.2 below.

         10.2. In the event of (a) the dissolution or liquidation of the Company, (b) a merger or other reorganization of the Company with one or more corporations as a result of which the Company will not be a surviving corporation, (c) the sale of all or substantially all of the assets of the Company or a material division of the Company, (d) a sale or other transfer, pursuant to a tender offer or otherwise, of more than fifty percent (50%) of the then outstanding shares of Common Stock of the Company, (e) an acquisition by the Company resulting in an extraordinary expansion of the Company's business or the addition of a material new line of business, or (f) a material change in the capital structure of the Company that is subject to this Section 10.2 in accordance with the last sentence of Section 10.1 above (any of such events is herein referred to as a "Terminating Event"), the Administrative Committee shall determine whether provision will be made in connection with the Terminating Event for an appropriate assumption of the stock options theretofore granted under this Plan (which assumption may be effected by means of a payment to each Optionee (by the Company or any other person or entity involved in the Terminating Event), in cancellation of the stock options held by him or her, of the difference between the then fair market value of the aggregate number of shares of Common Stock then subject to such stock options and the aggregate exercise price that would have to be paid to acquire such shares) or for substitution of appropriate new options covering stock of a successor corporation to the Company or stock of an Affiliate of such successor corporation. If the Administrative Committee determines that such an appropriate assumption or substitution will be made, the Administrative Committee shall give notice of such determination to the Optionees under this Plan, and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the stock options outstanding under this Plan (or to options issued in substitution therefor), (ii) to the Option Prices, and/or (iii) to the terms and

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conditions of the stock options, shall be binding upon such Optionees. If the
Administrative Committee determines that no such assumption or substitution will be made, the Administrative Committee shall give notice of such determination to the Optionees, whereupon each Optionee shall have the right for a period of thirty (30) days following such notice to exercise in full or in part any unexercised or unexpired stock options then held by him or her, without regard to any vesting provision to which such stock options may have otherwise been subject pursuant to Section 5.1.5 above. Upon the expiration of said period of thirty (30) days, all stock options then outstanding shall expire to the extent not earlier exercised, and this Plan shall terminate.

11. RIGHT OF REPURCHASE; MARKET STANDOFF; ESCROW

         11.1 RIGHT OF REPURCHASE

         The Administrative Committee shall have the discretion to authorize the issuance of unvested shares of Common Stock pursuant to the exercise of a stock option. Should the Optionee cease to be employed by or provide services to the Company, then all shares of Common Stock issued upon exercise of a stock option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Administrative Committee and set forth in the agreement evidencing such right.

         All of the Company's outstanding repurchase rights under this Section
11.1 are assignable by the Company at any time and shall remain in full force and effect in the event of a Terminating Event; provided that if the Administrative Committee determines that an assumption or substitution of stock options outstanding under the Plan will not be made in connection with the Terminating Event and the vesting of such stock options is therefore accelerated pursuant to Section 10.2, the repurchase rights under this Section 11.1 shall terminate and all shares subject to such terminated rights shall immediately vest in full.

         The Administrative Committee shall have the discretionary authority, exercisable either before or after the Optionee's cessation of employment or services, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under a stock option and thereby accelerate the vesting of such shares in whole or in part at any time.

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         11.2 MARKET STANDOFF

         In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), including the Company's initial public offering, a person shall not sell, or make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issued pursuant to a stock option granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect only if and to the extent and for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors; provided, however, that in no event shall the weighted average number of days in such period exceed 180 days. The limitations of this paragraph shall in all events terminate two years after the effective date of the Company's initial public offering.

         In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 11.2, to the same extent the purchased shares are at such time covered by such provisions.

         In order to enforce the limitations of this Section 11.2, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.

         11.3 ESCROW

         To ensure that shares of Common Stock acquired upon exercise of a stock option that are subject to any repurchase right, shareholders agreement and/or security for any promissory note will be available for repurchase, the Administrative Committee may require the Optionee to deposit the certificate or certificates evidencing such shares with an agent designated by the Administrative Committee under the terms and conditions of escrow and security agreements approved by the Administrative Committee. If the Administrative Committee does not require such deposit as a condition of exercise of a stock option, the Administrative Committee reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

         As soon as practicable after the expiration of any repurchase rights or shareholders agreement, and after full repayment of any promissory note secured by

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the shares in escrow, the agent shall deliver to the Optionee the shares no longer subject to such restrictions and no longer security for any promissory note.

         In the event shares held in escrow are subject to the Company's exercise of a repurchase option or shareholders agreement, the notices required to be given to the Optionee shall be given to the agent and any payment required to be given to the Optionee shall be given to the agent. Within thirty (30) days after payment by the Company, the agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

         In the event of any stock dividend, stock split or consolidation of shares or any like capital adjustment of any of the outstanding securities of the Company, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of ownership of shares acquired upon exercise of a stock option shall be subject to any repurchase rights, shareholders agreement, and/or security for any promissory note with the same force and effect as the shares subject to such repurchase rights, shareholders agreement and security interest immediately before such event.

12. TERMINATION AND AMENDMENT

         12.1. Unless earlier terminated as provided below, this Plan shall terminate on, and no stock option shall be granted under this Plan after, the tenth (10th) anniversary of the date immediately preceding the date this Plan is adopted by the Board. Such termination shall not affect the rights of the Administrative Committee or the Company under the plan (including but not limited to rights under Section 10 and Section 11 above) with respect to any stock options theretofore granted or shares of Common Stock issued upon exercise thereof.

         12.2. The Board may at any time terminate, suspend, or amend the terms of this Plan; provided, however, that, to the extent required by Section 422 of the Code and except as provided in Section 10 above, the Board may not, without prior approval by holders of shares of Common Stock constituting at least a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the meeting at which such approval is sought:

          12.2.1 Increase the aggregate number of shares of Common Stock reserved for issuance upon exercise of stock options granted under this Plan;

          12.2.2 Change the class of employees who are eligible to receive Incentive Stock Options under this Plan; or

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          12.2.3 Make any change in the terms of this Plan which would cause the
Incentive Stock Options granted hereunder to lose their qualification as incentive stock options under Section 422 of the Code.

         12.3. No stock option may be granted during any suspension or after termination of this Plan. Amendment, suspension, or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations with respect to any stock option theretofore granted or shares of Common Stock acquired upon exercise thereof.

13. OPTION AGREEMENT; LEGEND

         Each stock option granted hereunder shall be evidenced by a written agreement executed by the Company and the Optionee. Such agreement shall contain the terms of the stock option as specified pursuant to Section 5 above, together with such other terms, conditions, and provisions not inconsistent with such terms and the conditions of this Plan as the Administrative Committee deems advisable. Such agreement shall also provide that, by accepting a stock option granted under this Plan, the Optionee, for himself or herself, for his or her Qualified Successor, and for his or her heirs, successors, and assigns:

         13.1. Recognizes, agrees and acknowledges that no registration statement under the 1933 Act or under any state securities laws, will have been filed as to either the stock option or any shares of Common Stock that may be acquired upon exercise of such stock option;

         13.2. Warrants and represents that the stock option and any shares of Common Stock of the Company acquired upon exercise of the option will be acquired and held by the Optionee for the Optionee's own account, for investment purposes only, and not with a view towards the distribution or public offering thereof nor with any present intention of reselling or distributing the same at any particular future time;

         13.3. Acknowledges and consents to the appearance of a printed legend on the back of each stock certificate representing shares of Common Stock issued upon exercise of such stock option, which legend shall read as follows:

                     NOTICE: TRANSFER AND OTHER RESTRICTIONS

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACT (COLLECTIVELY, THE "SECURITIES LAWS"). THE SHARES HAVE

         BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS THE SHARES (I) ARE REGISTERED UNDER THE SECURITIES LAWS, OR (II) ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE CORPORATION IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         THE SHARES ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER, AND MAY BE SUBJECT TO REPURCHASE BY THE CORPORATION, PURSUANT TO THE PROVISIONS OF
         (A) THE CORPORATION'S STOCK OPTION PLAN AND/OR A STOCK OPTION AGREEMENT BETWEEN THE HOLDER AND THE CORPORATION, AND/OR (B) A SHAREHOLDERS AGREEMENT, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION OR ITS LEGAL COUNSEL.

         13.4. Agrees not to sell, transfer, or otherwise dispose of any shares of Common Stock that may be acquired upon exercise of the stock option unless
(i) there is an effective registration statement under the 1933 Act covering the proposed disposition and compliance with governing state securities laws, (ii) the Optionee delivers to the Company, at the Optionee's expense, a "no-action" letter or similar interpretative opinion, satisfactory in form and substance to the Company, from the staff of each appropriate securities agency, to the effect that such shares may be disposed of by the Optionee in the manner proposed, or
(iii) the Optionee delivers to the Company, at the Optionee's expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Optionee and satisfactory to the Company, to the effect that the proposed disposition is exempt from registration under the 1933 Act and governing state securities laws; and

         13.5. Agrees to indemnify the Company and hold it harmless from and against any loss, claim or liability, including attorneys' fees or other legal expenses incurred in the defense thereof, incurred by the Company as a result of any breach by the Optionee of, or any inaccuracy in, any representation, warranty, covenant, or other provision contained in such agreement.

If a registration statement under the 1933 Act is hereafter filed with respect to Incentive Stock Options granted or to be granted hereunder and the shares of Common Stock that may be acquired upon exercise of such stock options, then, following the effectiveness thereof, the provisions in agreements representing stock options that would otherwise be required by this Section 13 may, in the discretion of the Administrative Committee, be modified or eliminated.

         14. MISCELLANEOUS PROVISIONS

         14.1. Nothing contained in this Plan shall obligate the Company to employ an Optionee for any period, nor shall this Plan interfere in any way with the right of the Company to reduce such Optionee's compensation.

         14.2. The provisions of this Plan, each stock option issued to an Optionee hereunder, and the agreement evidencing such stock option under Section 13 above shall be binding upon such Optionee, the Qualified Successor of such Optionee, and the heirs, successors, and assigns of such Optionee.

         14.3. Where the context so requires, references herein to the singular shall include the plural, and vice versa, and references to a particular gender shall include either or both genders.

         14.4. This Plan shall be construed, administered, and enforced in accordance with the laws of the United States, to the extent applicable hereto, as well as the laws of the State of Washington.

15. EFFECTIVE DATE OF PLAN

         This Plan shall be effective upon adoption of a resolution of the Board approving this Plan. This Plan shall be subject to approval, within twelve (12) months before or after the date this Plan is adopted by the Board, by holders of shares of Common Stock constituting at least a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the meeting at which such approval is sought. The Plan shall also be subject to the requirement of RCW 21.20.310(10) that the Administrator of Securities of the Department of Licensing of the State of Washington be provided with notification of the adoption of this Plan. No stock option granted hereunder shall be exercisable until such shareholder approval and notification requirements have been satisfied. If either of these requirements is not satisfied by August 1,1995, this Plan, and any stock options granted hereunder prior to such date, shall be void.

                                AMAZON.COM, INC.

                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN
                    (AS OF DECEMBER 20, 1996 FOR NEW GRANTS)

         AMAZON.COM, INC., a Delaware corporation (the "Company"), hereby establishes and sets forth the terms of the AMAZON.COM, INC. AMENDED AND RESTATED 1994 STOCK OPTION PLAN (the "Plan"), which for reference purposes shall be dated September 15, 1994.

1. PURPOSE OF PLAN

         The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering opportunities to employees, directors, officers, consultants, advisors and independent contractors of the Company and any Affiliate of the Company (as defined below) to participate in the success and growth of the Company and to encourage them to remain in the service of the Company. This Plan will seek to accomplish this purpose by providing for the grant to such persons of options to acquire shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). Options granted hereunder may be issued as "incentive stock options" as such term is defined in Section 422 of the Internal Revenue Code of 1986, as the same may be amended from time to time (the "Code"). The Plan and each such "incentive stock option" are intended to comply with all of the requirements of said Section 422, and of all other provisions of the Code applicable to "incentive stock options" and to plans issuing the same (hereinafter referred to as "Incentive Stock Options"). Options granted hereunder also may be issued as nonqualified stock options not intended to qualify as Incentive Stock Options (hereinafter referred to as "Nonqualified Stock Options").

2. ADMINISTRATION OF THE PLAN

         2.1. The Plan shall be administered by the Board of Directors of the Company (the "Board") unless a committee of the Board is appointed in accordance with Section 2.2 or 2.4 below (the Board, or such committee, if appointed, will be referred to in this Plan as the "Administrative Committee").

         2.2. The Board may at any time appoint a committee, consisting of not less than two of its members, to administer this Plan on behalf of the Board in accordance with such terms and conditions not inconsistent with this Plan as the Board may prescribe. Once appointed, the committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, and/or remove all members of the committee and thereafter directly administer this Plan.

         2.3. A majority of the members of the Administrative Committee shall constitute a quorum, and, subject to the limitations in this Section 2, all actions of the Administrative Committee shall require the affirmative vote of members who constitute a majority of such quorum. Members of the Administrative Committee may vote on any matters affecting the administration of this Plan or the grant of stock options pursuant to this Plan, except that no such member shall act upon the granting of a stock option to himself or herself (but any such member may be counted in determining the existence of a quorum at any meeting of the Administrative Committee during which action is taken with respect to the granting of a stock option to him or her).

         2.4. Notwithstanding the foregoing provisions of this Section 2, if and so long as the Company has registered any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Board shall consider in selecting the Administrative Committee and the membership of any committee acting as Administrative Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate.

         2.5. The following provisions shall apply to the Administrative
Committee:

          2.5.1 The Administrative Committee shall have the authority (a) to administer this Plan in accordance with its express terms; (b) to determine all questions arising in connection with the administration, interpretation, and application of this Plan, including all questions relating to the value of the Common Stock; (c) to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan; (d) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; (e) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of employment for purposes of this Plan; and (f) to make all other determinations necessary or advisable for administration of this Plan.

          2.5.2 Exercise of the foregoing authority by the Administrative Committee shall be consistent with the intent that the Incentive Stock Options issued under this Plan be qualified under the terms of Section 422 of the Code (including any amendments thereto and any similar successor provision).

          2.5.3 All determinations made by the Administrative Committee in good faith on matters referred to in this Section 2.5 shall be final, conclusive, and binding upon all persons. The Administrative Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan.

3. ELIGIBILITY

         3.1. An individual shall be eligible to participate in this Plan provided that such individual is (a) an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or an Affiliate and (b) selected by the Administrative Committee to receive one or more stock options under this Plan. Each person so selected by the Administrative Committee shall sometimes hereinafter be referred to as an "Optionee." No person shall be eligible to be granted an Incentive Stock Option hereunder unless such person is then a bona fide employee of the Company or an Affiliate.

         3.2. As used in this Plan, an "Affiliate" of a corporation shall refer to a "parent corporation" of such corporation as described in Section 424(e) of the Code or a "subsidiary corporation" of such corporation as described in
Section 424(f) of the Code.

         3.3. No stock option shall be granted hereunder to any person who is not a resident of the State of Washington unless the Administrative Committee shall have determined, based on the advice of counsel, that the grant of such Incentive Stock Option (and the exercise thereof by the Optionee) will not violate the securities laws of the state where the Optionee resides.

4. AUTHORIZED SHARES

         The aggregate number of shares of Common Stock reserved for issuance upon exercise of stock options granted under this Plan shall be Three Million Two Hundred Thousand (3,200,000). This number shall be subject to any adjustment required or permitted pursuant to the provisions of Section 10 below. If any stock option granted under the terms of this Plan shall expire or terminate for any reason without having been exercised in full and/or shares of Common Stock subject to repurchase are repurchased by the Company, the unpurchased shares of Common Stock formerly subject to such stock option, or such repurchased shares, shall again be available for purposes of this Plan.

5. OPTION TERMS

         5.1. With respect to each stock option to be granted to an Optionee selected by the Administrative Committee in accordance with Section 3 above, the Administrative Committee shall appropriately designate such options as Incentive Stock Options or as Nonqualified Stock Options and shall specify the following terms:

                  5.1.1 The number of shares of Common Stock subject to such stock option.

                  5.1.2 The date on which the grant of such stock option shall be effective (the "Date of Grant").

                  5.1.3 The period of time during which such stock option shall be exercisable, which, in the case of an Incentive Stock Option, shall in no event be more than ten (10) years following its Date of Grant; provided, however, if such Incentive Stock Option is granted to an Optionee who on the Date of Grant owns, either directly or indirectly within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate of the Company, the period of time during which such Incentive Stock Option shall be exercisable shall in no event be more than five (5) years following its Date of Grant.

                  5.1.4 The price or prices at which such stock option shall be exercisable by the Optionee (the "Option Price"); provided, however, that, in the case of an Incentive Stock Option, the Option Price shall in no event be less than the fair market value, on the Date of Grant, of the shares of Common Stock subject thereto; and provided, further, that, if, in the case of an Incentive Stock Option, such Incentive Stock Option is granted to an Optionee who on the Date of Grant owns, either directly or indirectly within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate of the Company, then the Option Price shall be at least one hundred ten percent (110%) of the fair market value, on the Date of Grant, of the Common Stock subject thereto.

                  5.1.5 The Administrative Committee shall have complete discretion with respect to the terms of any vesting schedule pursuant to which the right of the Optionee to exercise such stock option shall be contingent, including, without limitation, discretion (a) to allow full and immediate vesting following the Date of

Grant of a stock option, (b) to permit partial vesting in stated percentage amounts based on the length of the holding period of the stock option, or (c) to permit full vesting after a stated holding period has passed. Following termination of an Optionee's employment or services with the Company, a stock option that is subject to vesting under this Section 5.1.5 shall not vest further on account of the holding period thereof subsequent to such date of termination unless the Administrative Committee determines otherwise.

                  5.1.6 Whether shares of Common Stock acquired upon exercise of such stock option will be subject to repurchase in accordance with Section 11 below.

                  5.1.7 Such other terms and conditions as the Administrative Committee deems advisable and as are consistent with the terms and conditions of this Plan, including, without limitation, any alternate repurchase provisions to those set forth in Section 11 below.

         5.2. Notwithstanding any provision of this Section 5 to the contrary, no Incentive Stock Option shall be granted hereunder after the date immediately preceding the tenth (10th) anniversary of the date this Plan is adopted by the Board. Except as expressly provided herein, nothing contained in this Plan shall require that the terms and conditions of stock options granted hereunder be uniform.

         5.3. Each stock option shall require that, unless the Common Stock shall at such time be publicly traded, as a condition to exercise by the Optionee of the stock option, the Optionee shall execute and deliver to the Company the Shareholders Agreement in substantially the form attached hereto as Exhibit A, as the same may have been amended through the date of exercise of such stock option, or a counterpart thereof (the "Shareholders Agreement"), together with, unless the Optionee is unmarried, a spousal consent in the form attached hereto, unless the Optionee has previously executed and delivered such documents and they are in effect at the time the Optionee exercises the option.

6. LIMITATION ON EXERCISE OF OPTIONS

         To the extent the aggregate fair market value of the Common Stock with respect to which, during any calendar year, one or more Incentive Stock Options under this Plan (and/or one or more options under any other plan maintained by the Company or any of its Affiliates for the granting of options intended to qualify under Section 422 of the Code) are exercisable for the first time by an Optionee exceeds One Hundred Thousand Dollars and 00/100 ($100,000.00) (said value to be determined as of the respective Dates of Grant of such options), such portion in excess of One Hundred Thousand Dollars and 00/100 ($100,000.00) shall be subject to delayed exercisability or treated as a Nonqualified Stock Option, as set forth by the Administrative Committee in the agreement(s) evidencing the stock option.

7. EXERCISE OF OPTION

         Subject to Section 6 above and any terms of a stock option specified pursuant to Section 5 above, an Optionee or the Qualified Successor of an Optionee pursuant to Sections 8.2 and 8.3 below may exercise a stock option or any part thereof (unless partial exercise is specifically prohibited by the terms of the stock option), by giving written notice thereof to the Company at its principal place of business. Such notice shall include a written representation that the shares to be acquired will be acquired and held for investment, and not for resale or distribution, and shall be accompanied by any documents required by Section 5.3 above. Such notice shall also include full payment of the Option Price to the extent the stock option is so exercised and any withholding tax obligation that may arise in connection with such exercise. Such payment shall be in lawful money of the United States and shall be payable in cash or by certified or cashier's check; provided, however, that in the discretion of the Administrative Committee, such payment may be made, in whole or in part, in shares of Common Stock or in any other form approved by the Administrative Committee. Following the exercise of a stock option, the Administrative Committee shall cause the information statement required by
Section 6039 of the Code to be furnished to the Optionee within the time and in the manner prescribed by law.

         The Company or any related corporation may require an Optionee holding a stock option to pay the Company the amount of any taxes required by any government to be withheld or otherwise deducted and paid with respect to such stock option. Subject to the Plan and applicable law and unless the Administrative Committee determines otherwise, the Optionee may satisfy these withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock from the shares otherwise issuable to such Optionee or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the fair market value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to the exercise of a stock option or from any cash amounts otherwise due or to become due from the Company to the Optionee an amount equal to such taxes.

8. TRANSFERABILITY OF OPTIONS

         8.1. Except to the extent permitted by Section 422 of the Code and by the Administrative Committee, and except as provided in Sections 8.2, 8.3, and
8.4 below,
no stock option shall be transferable or exercisable by any person other than the Optionee to whom such stock option was originally granted.

         8.2. In the event of the demise of an Optionee while in the employ of the Company, any stock options held by the Optionee shall pass to the person or persons entitled thereto pursuant to the will of the Optionee or applicable laws of descent and distribution (such person or persons are sometimes herein referred to collectively as the "Qualified Successor" of the Optionee). Any right under any stock option which the Optionee could have exercised immediately prior to the date of his or her demise shall, subject to Section 9 below, be exercisable by the Qualified Successor for a period of up to one (1) year following such demise.

         8.3. In the event of the demise of an Optionee, following termination of the Optionee's employment or services for the Company on account of Disability, but prior to the expiration of the period of up to one (1) year specified in Section 9.3 below, any right under any stock option which the Optionee could have exercised immediately prior to the date of his or her demise shall, subject to Section 9 below, pass to and be exercisable by the Qualified Successor of the Optionee until the expiration of such period of up to one (1) year following the date of demise of the Optionee. The term "Disability" refers to a condition resulting from injury or illness to the Optionee which prevents the Optionee from performing the duties of the Optionee as previously performed, and could be reasonably expected to perform on behalf of the Company, for a period of 365 consecutive days. Disability shall be deemed to occur on the first day following the initial 365 day period. In the event that a disabled Optionee returns to the performance of his or her employment or services for the Company within the disability period, but can fully perform the employment or services for less than thirty (30) days, and then relapses to his or her disability, the disability period shall not be considered to have been interrupted.

         8.4. In the event of the demise of an Optionee, following termination of the Optionee's employment or services for the Company for any reason other than Disability but prior to the expiration of the three (3) month period specified in Section 9.4 below, any right under any stock option which the Optionee could have exercised immediately prior to the date of his or her demise shall, subject to Section 9 below, pass to and be exercisable by the Qualified Successor of the Optionee until the expiration of such period of up to one (1) year following the date of termination of the Optionee's employment or services with the Company.

         8.5. In the event that two or more persons constitute the Qualified Successor of an Optionee, all rights of such Qualified Successor shall be exercisable, if at all, by the unanimous agreement of such persons.

         9. TERMINATION OF OPTIONS

         To the extent not earlier exercised, a stock option shall terminate at the earliest of the following dates:

         9.1. The date specified in such stock option;

         9.2. A period of up to one (1) year following the date of termination of the Optionee's employment or services on behalf of the Company on account of such Optionee's demise;

         9.3. A period of up to one (1) year following the date of termination of the Optionee's employment or services on behalf of the Company on account of such Optionee's Disability, as defined in Section 8.3 above.

         9.4. A period of up to three (3) months following the date of termination of the Optionee's employment or services on behalf of the Company for any reason other than the Optionee's demise or Disability; provided, that with respect to employees of the Company, and unless the Administrative Committee at any time determines otherwise, "termination of the Optionee's services" for purposes of this Section 9.4 shall mean any reduction in the Optionee's regular hours of employment to less than thirty (30) hours per week; and

         9.5. The date of any sale, transfer or hypothecation, or any attempted sale, transfer or hypothecation, of such stock option, by the Optionee or his or her Qualified Successor, except as expressly permitted by the Administrative Committee pursuant to Section 8.1.

         9.6 The date specified in Section 10.2 below for such termination in the event of a Terminating Event (as defined in Section 10.2 below).

10. ADJUSTMENTS TO OPTIONS

         10.1. In the event that there is a material alteration in the capital structure of the Company on account of a reorganization, merger, capitalization, stock split, reverse stock split, stock dividend or otherwise, then the Administrative Committee shall make such adjustments to this Plan and to the stock options then outstanding and thereafter granted under this Plan as the Administrative Committee determines to be appropriate and equitable under the circumstances. Such adjustments may include, without limitation (a) a change in the number or kind of shares of stock of the Company covered by such stock options, and/or (b) a change in the Option Price payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing stock options shall not be altered, it being intended that any adjustments made with respect to such stock options shall apply only to the price per share and the number of shares subject thereto. For purposes of this Section 10.1, neither (i) the issuance of additional shares of Common Stock or other securities of the Company in exchange for adequate consideration (including services), nor (ii) the conversion into Common Stock of any securities of the Company now or hereafter outstanding, shall be deemed material alterations in the capital structure of the Company. In the event the Administrative Committee shall determine that the nature of a material alteration in the capital structure of the Company is such that it is not feasible or advisable to make adjustments to this Plan or to the stock options granted hereunder, such event shall be deemed a Terminating Event as defined in
Section 10.2 below.

         10.2. In the event of (a) the dissolution or liquidation of the Company, (b) a merger or other reorganization of the Company with one or more corporations as a result of which the Company will not be a surviving corporation, (c) the sale of all or substantially all of the assets of the Company, or (d) a sale or other transfer, pursuant to a tender offer or otherwise, of more than fifty percent (50%) of the then outstanding shares of Common Stock of the Company (any of such events is herein referred to as a "Terminating Event"), the Administrative Committee shall determine whether provision will be made in connection with the Terminating Event for an appropriate assumption of the stock options theretofore granted under this Plan (which assumption may be effected by means of a payment to each Optionee (by the Company or any other person or entity involved in the Terminating Event), in cancellation of the stock options held by him or her, of the difference between the then fair market value of the aggregate number of shares of Common Stock then subject to such stock options and the aggregate exercise price that would have to be paid to acquire such shares) or for substitution of appropriate new options covering stock of a successor corporation to the Company or stock of an Affiliate of such successor corporation. If the Administrative Committee determines that such an assumption or substitution will be made, the Administrative Committee shall give notice of such determination to the Optionees under this Plan, and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the stock options outstanding under this Plan (or to options issued in substitution therefor), (ii) to the Option Prices, and/or (iii) to the terms and conditions of the stock options, shall be binding upon such Optionees. Any such determination shall be made in the sole discretion of the Administrative Committee and shall be final, conclusive and binding on all Optionees. If the Administrative Committee, in its sole discretion, determines that no such assumption or substitution will be made, the Administrative Committee shall give notice of such determination to the Optionees, whereupon each Optionee shall have the right for a period of thirty (30) days following such notice to exercise in full or in part any unexercised or unexpired stock options then held by him or her, without regard to any contingent vesting provision to which such stock options may have otherwise been subject pursuant to Section 5.1.5 above. Upon the expiration of said period of thirty (30) days, all stock options then outstanding shall expire to the extent not earlier exercised, and this Plan shall terminate.

11. RIGHT OF REPURCHASE; MARKET STANDOFF; ESCROW

         11.1 RIGHT OF REPURCHASE

         The Administrative Committee shall have the discretion to authorize the issuance of unvested shares of Common Stock pursuant to the exercise of a stock option. Should the Optionee cease to be employed by or provide services to the Company, then all shares of Common Stock issued upon exercise of a stock option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Administrative Committee and set forth in the agreement evidencing such right.

         All of the Company's outstanding repurchase rights under this Section
11.1 are assignable by the Company at any time and shall remain in full force and effect in the event of a Terminating Event; provided that if the Administrative Committee determines that an assumption or substitution of stock options outstanding under the Plan will not be made in connection with the Terminating Event and the vesting of such stock options is therefore accelerated pursuant to Section 10.2, the repurchase rights under this Section 11.1 shall terminate and all shares subject to such terminated rights shall immediately vest in full.

         The Administrative Committee shall have the discretionary authority, exercisable either before or after the Optionee's cessation of employment or services, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under a stock option and thereby accelerate the vesting of such shares in whole or in part at any time.

         11.2 MARKET STANDOFF

         In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), including the Company's initial public offering, a person shall not sell, or make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issued pursuant to a stock option granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect only if and to the extent and for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors; provided, however, that in no event shall the weighted average number of days in such period exceed 180 days. The limitations of this paragraph shall in all events terminate two years after the effective date of the Company's initial public offering.

         In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 11.2, to the same extent the purchased shares are at such time covered by such provisions.

         In order to enforce the limitations of this Section 11.2, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.

         11.3 ESCROW

         To ensure that shares of Common Stock acquired upon exercise of a stock option that are subject to any repurchase right, shareholders agreement and/or security for any promissory note will be available for repurchase, the Administrative Committee may require the Optionee to deposit the certificate or certificates evidencing such shares with an agent designated by the Administrative Committee under the terms and conditions of escrow and security agreements approved by the Administrative Committee. If the Administrative Committee does not require such deposit as a condition of exercise of a stock option, the Administrative Committee reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

         As soon as practicable after the expiration of any repurchase rights or shareholders agreement, and after full repayment of any promissory note secured by the shares in escrow, the agent shall deliver to the Optionee the shares no longer subject to such restrictions and no longer security for any promissory note.

         In the event shares held in escrow are subject to the Company's exercise of a repurchase option or shareholders agreement, the notices required to be given to the Optionee shall be given to the agent and any payment required to be given to the

Optionee shall be given to the agent. Within thirty (30) days after payment by the Company, the agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

         In the event of any stock dividend, stock split or consolidation of shares or any like capital adjustment of any of the outstanding securities of the Company, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of ownership of shares acquired upon exercise of a stock option shall be subject to any repurchase rights, shareholders agreement, and/or security for any promissory note with the same force and effect as the shares subject to such repurchase rights, shareholders agreement and security interest immediately before such event.

12.      TERMINATION AND AMENDMENT

         12.1. Unless earlier terminated as provided below, this Plan shall terminate on, and no stock option shall be granted under this Plan after, the tenth (10th) anniversary of the date immediately preceding the date this Plan is adopted by the Board. Such termination shall not affect the rights of the Administrative Committee or the Company under the Plan (including but not limited to rights under Section 10 and Section 11 above) with respect to any stock options theretofore granted or shares of Common Stock issued upon exercise thereof.

         12.2. The Board may at any time terminate, suspend, or amend the terms of this Plan; provided, however, that, to the extent required by Section 422 of the Code and except as provided in Section 10 above, the Board may not, without prior approval by holders of shares of Common Stock constituting at least a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the meeting at which such approval is sought:

          12.2.1 Increase the aggregate number of shares of Common Stock reserved for issuance upon exercise of stock options granted under this Plan;

          12.2.2 Change the class of employees who are eligible to receive Incentive Stock Options under this Plan; or

          12.2.3 Make any change in the terms of this Plan which would cause the Incentive Stock Options granted hereunder to lose their qualification as incentive stock options under Section 422 of the Code.

          12.3. No stock option may be granted during any suspension or after termination of this Plan. Amendment, suspension, or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations with respect to any stock option theretofore granted or shares of Common Stock acquired upon exercise thereof.

13. OPTION AGREEMENT; LEGEND

         Each stock option granted hereunder shall be evidenced by a written agreement executed by the Company and the Optionee. Such agreement shall contain the terms of the stock option as specified pursuant to Section 5 above, together with such other terms, conditions, and provisions not inconsistent with such terms and the conditions of this Plan as the Administrative Committee deems advisable. Such agreement shall also provide that, by accepting a stock option granted under this Plan, the Optionee, for himself or herself, for his or her Qualified Successor, and for his or her heirs, successors, and assigns:

         13.1. Recognizes, agrees and acknowledges that no registration statement under the 1933 Act or under any state securities laws, will have been filed as to either the stock option or any shares of Common Stock that may be acquired upon exercise of such stock option;

         13.2. Warrants and represents that the stock option and any shares of Common Stock of the Company acquired upon exercise of the option will be acquired and held by the Optionee for the Optionee's own account, for investment purposes only, and not with a view towards the distribution or public offering thereof nor with any present intention of reselling or distributing the same at any particular future time;

         13.3. Acknowledges and consents to the appearance of a printed legend on the back of each stock certificate representing shares of Common Stock issued upon exercise of such stock option, which legend shall read as follows:

                     NOTICE: TRANSFER AND OTHER RESTRICTIONS

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACT (COLLECTIVELY, THE "SECURITIES LAWS"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS THE SHARES (I) ARE REGISTERED UNDER THE SECURITIES LAWS, OR (II) ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE CORPORATION IS PROVIDED AN

         OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         THE SHARES ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER, AND MAY BE SUBJECT TO REPURCHASE BY THE CORPORATION, PURSUANT TO THE PROVISIONS OF
         (A) THE CORPORATION'S STOCK OPTION PLAN AND/OR A STOCK OPTION AGREEMENT BETWEEN THE HOLDER AND THE CORPORATION, AND/OR (B) A SHAREHOLDERS AGREEMENT, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION. INFORMATION CONCERNING THESE RESTRICTIONS MAY BE OBTAINED FROM THE CORPORATION OR ITS LEGAL COUNSEL.

         13.4. Agrees not to sell, transfer, or otherwise dispose of any shares of Common Stock that may be acquired upon exercise of the stock option unless
(i) there is an effective registration statement under the 1933 Act covering the proposed disposition and compliance with governing state securities laws, (ii) the Optionee delivers to the Company, at the Optionee's expense, a "no-action" letter or similar interpretative opinion, satisfactory in form and substance to the Company, from the staff of each appropriate securities agency, to the effect that such shares may be disposed of by the Optionee in the manner proposed, or
(iii) the Optionee delivers to the Company, at the Optionee's expense, a legal opinion, satisfactory in form and substance to the Company, of legal counsel designated by the Optionee and satisfactory to the Company, to the effect that the proposed disposition is exempt from registration under the 1933 Act and governing state securities laws; and

         13.5. Agrees to indemnify the Company and hold it harmless from and against any loss, claim or liability, including attorneys' fees or other legal expenses incurred in the defense thereof, incurred by the Company as a result of any breach by the Optionee of, or any inaccuracy in, any representation, warranty, covenant, or other provision contained in such agreement.

If a registration statement under the 1933 Act is hereafter filed with respect to Incentive Stock Options granted or to be granted hereunder and the shares of Common Stock that may be acquired upon exercise of such stock options, then, following the effectiveness thereof, the provisions in agreements representing stock options that would otherwise be required by this Section 13 may, in the discretion of the Administrative Committee, be modified or eliminated.

14. MISCELLANEOUS PROVISIONS

         14.1. Nothing contained in this Plan shall obligate the Company to employ an Optionee for any period, nor shall this Plan interfere in any way with the right of the Company to reduce such Optionee's compensation.

         14.2. The provisions of this Plan, each stock option issued to an Optionee hereunder, and the agreement evidencing such stock option under Section 13 above shall be binding upon such Optionee, the Qualified Successor of such Optionee, and the heirs, successors, and assigns of such Optionee.

         14.3. Where the context so requires, references herein to the singular shall include the plural, and vice versa, and references to a particular gender shall include either or both genders.

         14.4. This Plan shall be construed, administered, and enforced in accordance with the laws of the United States, to the extent applicable hereto, as well as the laws of the state of Washington.

15. EFFECTIVE DATE OF PLAN

         This Plan shall be effective upon adoption of a resolution of the Board approving this Plan. This Plan shall be subject to approval, within twelve (12) months before or after the date this Plan is adopted by the Board, by holders of shares of Common Stock constituting at least a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the meeting at which such approval is sought. The Plan shall also be subject to the requirement of RCW 21.20.310(10) that the Administrator of Securities of the Department of Licensing of the State of Washington be provided with notification of the adoption of this Plan. No stock option granted hereunder shall be exercisable until such shareholder approval and notification requirements have been satisfied. If either of these requirements is not satisfied by August 1,1995, this Plan, and any stock options granted hereunder prior to such date, shall be void.